Investor Presentation EXHIBIT 99.1

Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,”
“believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder approval for the merger of State Bancorp with Valley or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe including, without limitation, the purchase from the United States Department of the Treasury of each share of State Bancorp’s Series A Preferred Stock issued under the Treasury’s Capital Purchase Program;
the inability to realize expected cost savings and synergies from the merger of State Bancorp with Valley in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in Valley’s or State
Bancorp’s operations or earnings; the inability to retain State Bancorp’s customers and employees; or a decline in the economy in Valley’s primary market areas, mainly in New Jersey and New York, as well as those factors set forth in Valley’s Current Report on Form 8-K filed on July 28, 2011, Quarterly Report on Form 10-Q for the
quarter ended March 31, 2011 and our Annual Report on Form 10-K for the year ended December 31, 2010.
Valley assumes no obligation for updating any such forward-looking statement at any time.

Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Valley intends to file a proxy statement/prospectus with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE
ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement
(when available) and other documents filed by Valley with the Commission at the Commission’s web site at
www.sec.gov.
These documents may be accessed and downloaded for free at Valley’s web site at
http://www.valleynationalbank.com/filings.html or by directing a request to Dianne M. Grenz, First Senior Vice
President, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-3380.
Participants in the Solicitation
This communication is not a solicitation of a proxy from any security holder of State Bancorp. However, Valley, State
Bancorp, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from State Bancorp’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its
2011 Annual Meeting of Shareholders, which was filed with the Commission on March 11, 2011 and can be obtained free of charge from Valley’s website. Information regarding the directors and executive officers of State Bancorp may be found in its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders, which was filed with the Commission on March 25, 2011 and can be obtained free of charge from State Bancorp’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Historical Financial Data (1) (Dollars in millions, except for share data)
6/30/2011 14,470 $    73.5 $       $0.43 1.03% 11.24% $0.34 5/11 - 5% Stock Dividend
2010 14,144       131.2        0.78 0.93 10.32 0.69 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.61 0.81 8.64 0.69 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.61 0.69 8.74 0.69 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.05 1.25 16.43 0.69 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.10 1.33 17.24 0.67 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.12 1.39 19.17 0.65 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.11 1.51 22.77 0.63 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.10 1.63 24.21 0.60 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.06 1.78 23.59 0.57 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.89 1.68 19.70 0.54 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.86 1.72 20.28 0.50 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.81 1.75 18.35 0.48 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.78 1.82 18.47 0.43 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.71 1.67 18.88 0.38 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.62 1.47 17.23 0.34 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.57 1.40 16.60 0.32 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.63 1.60 20.03 0.30 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.61 1.62 21.42 0.24 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.48 1.36 19.17 0.21 4/92 - 3:2 Stock Split
1991 3,055         31.7          0.35 1.29 15.40 0.20
Period End Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
4
Shareholder Returns
(1)  All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $517 thousand, $2.9 million, $4.0 million,
$49.9 million, and $10.4 million, net of tax benefit, for the period ended June 30, 2011, December 31, 2010, 2009, 2008, and 2007, respectively.

Valley National Bank Today
About Valley
Regional Bank Holding Company
Approximately $14.5 Billion in
Assets
Headquartered in Wayne, New
Jersey
40
th
Largest United States
Chartered Commercial Bank
One of the Largest Chartered
Commercial Banks Headquartered in
New Jersey
Operates 198 Branches in 134
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
Traded on the NYSE (VLY)
Significant Attributes
Consistent Shareholder Returns
Focus on Credit Quality
Conservative Strategies
Affluent and Heavily Populated
Footprint
Strong Customer Service
Experienced Senior and Executive
Management

Management Approach
Large percentage of retail ownership
Long-term investment approach
Focus on cash and stock dividends
Large insider ownership, family members, retired
employees and retired directors
Market Cap of approximately $2.3 Billion
Over 200 institutional holders
40% of total outstanding shares
Source: Bloomberg as of 7/27/2011
Large Bank that Operates and Feels Like a Small Closely Held Company

Valley’s 2Q 2011 Highlights
Announced Merger Agreement with State Bancorp, Inc.
Received regulatory approval from the OCC and FRB NY
Closing anticipated for 4Q 2011 subject to shareholder approval and other conditions
Loan Growth
Total non-covered loans increased by $73.0 million linked quarter, or 3.7% on an annualized basis, to $9.3 billion
Residential Mortgage: 19.4% annualized growth linked quarter
Commercial Real Estate: 3.3% annualized growth linked quarter
Commercial & Industrial: (7.3%) annualized decline linked quarter
Consumer Loans: (4.8%) annualized decline linked quarter
Credit Quality
Total 30+ day delinquencies were 1.66% of entire loan portfolio
Total non-accrual loans were 1.19% of total loans
Out of approximately 22,500 residential mortgages and home equity loans, only 248 loans were past due
30 days or more at June 30, 2011.
Net charge-offs were $6.2 million or 0.27% of average total non-covered loans on an annualized basis
Allowance for non-covered loan losses as a percentage of non-covered loans decreased to 1.29% from 1.30%
at March 31, 2011.
Net Income
2Q net income available to common shareholders was $36.9 million ($0.22 Diluted EPS)
Capital
Strong capital ratios

Equity Composition / Ratios*
Total Tier II Equity = $1.4 Billion
As of 06/30/11
Significant unrealized gain on facilities, referenced in slide 9, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations shown on slide 29-30.
Capital Ratios
As of
06/30/2011
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.86% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.20% N/A
Tier I Common Ratio 9.40% N/A
Tier I 11.07% 6.00%
Tier II 13.09% 10.00%
Leverage 8.37% 5.00%
Book Value $7.72 N/A
Tangible Book Value $5.71 N/A
Tangible
Common
Equity 70%
Trust
Preferred
13%
Sub debt
6%
LL Reserve
9%
Other
Equity 2%

Asset and Loan Composition
Total Assets = $14.5 Billion
As of 06/30/2011
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
Non-Covered Loans (Gross) = $9.3 Billion
Non Covered
Loans 64%
Securities 20%
Cash 4%
Intangible
Assets 2%
Total Other
Assets* 8%
Commercial
Real Estate
37%
Residential
Mortgages
23%
Commercial
Loans
20%
Auto Loans
9%
Other
Consumer
7%
Construction
Loans
4%
Covered Loans
2%
-

Total Commercial Real Estate - $3.4 Billion
(Non-Covered Loans)
As of 05/31/11
Primary Property
Type
$ Amount
(Millions)
% of
Total
Average
LTV
Retail 895 27% 49%
Industrial 656 19% 52%
Apartments 422 13% 45%
Office 415 12% 53%
Mixed Use 374 11% 45%
Healthcare 233 7% 62%
Specialty 216 6% 50%
Residential 76 2% 49%
Land Loans 65 2% 67%
Other 26 1% 48%
Diversified Commercial Real Estate Portfolio
-Average LTV based on current balances and most recent appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $373 million in construction loans.
27%
19%
13%
12%
11%
7%
6%
2%
2% 1%

Total Retail Property Types - $895 Million
(Non-Covered Loans)
Retail Property Type
% of
Total
Average
LTV
Multi-Tenanted - Anchor 26% 49%
Single Tenant 22% 50%
Multi-Tenanted - No Anchor 20% 53%
Auto Dealership 12% 50%
Private & Public Clubs 6% 33%
Food Establishments 5% 54%
Entertainment Facilities 4% 45%
Private Education Facilities 3% 51%
Auto Servicing 2% 51%
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and most recent appraised value
-The chart above does not include construction loans.
As of 05/31/11

Construction Loan Composition
Total (Non-Covered) Construction Loans - $389 Million
Primary Property Type
$ Amount
(Millions)
% of
Total
Residential 149 38%
Retail 52 13%
Land Loans 52 13%
Apartments 42 11%
Mixed Use 37 10%
Other 18 5%
Industrial 13 3%
Office 8 3%
Healthcare 8 2%
Specialty 7 2%
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
As of 05/31/11

13 Net Charge-offs to Average Loans Source - SNL Financial As of 7/2711 Peer group consists of banks with total assets between $3 billion and $50 billion. 2003 - 2010 2011 YTD

Investment Portfolio
2011 Investment Types 2007
35% GSE MBS (GNMA) 3%
20% GSE MBS (FNMA/FHLMC) 49%
13% Trust Preferred 12%
10% State, County & Municipals 7%
8% Other 7%
7% US Treasury 0%
4% Corporate Debt 17%
3% Private Label MBS 5%
$2.9 Billion Investment Portfolio $3.1 Billion
As of 06/30/11 and 12/31/07
Duration of MBS Securities
2.22 Years 2.64 Years

15 Securities by Investment Grade AAA Rated 70% AA Rated 5% A Rated 4% BBB Rated 7% Non Investment Grade 4% Not Rated 10% As of 06/30/2011

16 Deposits and Borrowings Composition Total Liabilities = $13.2 Billion As of 06/30/2011 Total Deposits = $9.7 Billion

Merger Overview 17

Strategic Rationale for Transaction
•
Powerful Super Community Bank Franchise
– Strategic eastward geographic extension into a contiguous market for Valley
– Strong middle market commercial lender which matches up with
Valley’s historic strengths
– Significant core deposit funding franchise
– Utilizes strong management team with extensive Long Island expertise
– Clean balance sheet
•
Shared Vision of Banking
– Relationship bank
– Conservative management culture
•
Financially Advantageous
– Commitment to strong capital
– Accretive to income within one year

Summary of Key Terms at Acquisition
*Adjusted to reflect the 5% stock dividend declared by Valley on 4/13/11
**Calculations based on Valley’s 10 day average closing share price (4/14/11 – 4/28/11)
19
•100% common stock consideration; fixed 1 for 1 exchange ratio*
•~$222 million
•Non-taxable merger transaction
•Preferred to be repaid & warrants retired or converted to Valley instruments
•1.85x
•17.9x (Does not include projected cost saves, estimated to be 25%)
•16.6%
•8.6%
•~2.30% (in addition to ALLL balance as of 3/31/11 of $27.6 million)
•~25% of 2010 of non-interest expense
•~$14 million after tax
•81% of loan portfolio reviewed by Valley’s experienced staff
•Subject to customary regulatory  and State shareholder approval
•VLY inherits strong seasoned management team
•4Q 2011
Structure
Transaction Value
TARP
Taxable / Non Taxable
Price / Tangible Book
Price / 2012 Estimated EPS
Price / Deposits
Core Deposit Premium
Loan Mark
Cost Saves
Merger –Related Charges
Due Diligence
Approvals
Management Transitions
Expected Closing
Price & Structure
Pricing Multiples**
Assumptions
Closing & Other

Valley’s Eastward Expansion
•
New York City
–
Acquired Merchants Bank in 2001 (7 branches)
–
Opened 7 De Novo locations
–
Acquired 2 locations with LibertyPointe and Park Avenue acquisitions
•
Brooklyn and Queens
–
Opened 13 De Novo locations since 2007
–
Acquired deposits and lending relationships from LibertyPointe and Park Avenue acquisitions
•
Long Island
–
Due diligence on Valley’s expansion into Long Island commenced in 2008
• Continuation of Valley’s eastward franchise expansion, Long Island phase restrained between 2008 and 2010 due to economic uncertainty and lack of strong acquisition candidate(s)
–
Significant opportunities to fill in franchise
• Opportunity to grow via De Novo branching
• Still receptive to grow via acquisition

Strategic Fit
Valley’s New York Expansion Continues
2011 Total NY Relationships
•$2.9 billion in NY deposits
•$2.1 billion in NY loans**
* *Pro-forma deposits include State Bancorp; pro-forma loans are inclusive of VLY C&I and State Bancorp
2001+ De Novo Branches
Manhattan - 9
2007+ Brooklyn/Queens
Brooklyn – 8
Queens - 5
State Bank Branches
Queens – 3
Nassau – 8
Suffolk – 5
Manhattan - 1
VLY NJ Branches -
169
2001 Merchant’s Branches
Manhattan - 7
2001 Total NY Relationships
•$950 million in NY deposits
•$473 million in NY loans*
* NY loans include C&I loans only

Demographic Overview
•
Familiar & Strong Demographics
– High net worth marketplace
– Population density
– Large average deposits per branch
– Significant number of businesses within marketplace
* Core Market Includes Passaic, Morris, Hudson, Essex and Bergen Counties
22
Region
Households
(HH) (2010)
HH per Sq
Mile
Avg. Income
per HH
Avg. Deposits
per Branch
Total
Businesses
NJ Core Market*
Brooklyn/Queens/NYC
Long Island
1,171,909
2,474,719
956,874
1,104
12,203
798
$96,097
$79,390
$113,739
$58.4 million
$239.6 million
$71.8 million
156,071
291,176
127,289

Future Opportunities
•
Ability to lever Valley’s capital to grow Long Island Franchise
–
Opportunity to fill in Nassau and Suffolk county geography
•
Consumer Lending
–
Opportunity to introduce new products (State Bancorp does
not actively pursue consumer lending relationships)
• Valley’s residential mortgage products
• Valley’s consumer lending (auto & home equity) products
•
Commercial Lending
–
Opportunity to expand relationships
• Larger lending limit

Pro-Forma Impact
* Pro-Forma assets, loans and deposits have not been adjusted to reflect purchase accounting adjustments.
(1) Adjusted to reflect Valley’s 5% stock dividend declared on April 13, 2011
24
Financial Highlight
Assets ($ Billion)
Loans ($ Billion)
Deposits ($ Billion)
Branches
Tangible Common Equity /
Tangible Assets
Tangible Book Value /
Share
(1)
Valley
03/31/2011
State Bank
03/31/2011
Pro-Forma*
$14.4
$9.4
$9.7
198
6.88%
$5.68
$1.6
$1.1
$1.3
17
7.60%
$7.12
$16.0
$10.5
$11.0
215
6.68%
$5.57

3/31/2011 Loan Mix
Pro-Forma Impact

1
Family
22%
Auto
9%
Valley
Commercial
20%
Consumer
Construction
5%
-
4
6%
1
Family
7%
State Bank
Commercial
47%
Consumer
1
%
Construction
5%
Commercial
Real Estate
40%
-4
1-4
Family
20%
Auto
8%
Pro-Forma
Commercial
23%
Consumer
6%
Construction
5%
Commercial
Real Estate
38%
Commercial
Real Estate
38%

3/31/2011 Deposit Mix
Pro-Forma Impact

Valley
Noninterest -
Bearing
26%
Interest -
Bearing
44%
Time
30%
State Bank
Interest -
Bearing
45%
Noninterest -
Bearing
28%
Time
27%
Pro-Forma
Time
30%
Noninterest -
Bearing
26%
Interest -
Bearing
44%

Acquisition History
•
Customer Friendly
•
Employee Friendly
•
Seamless Transitions
•
Quick Conversions
27
2011
2010
2010
2008
2005
2005
2001
State Bank of Long Island (Jericho, NY)
The Park Avenue Bank (Manhattan, NY)
LibertyPointe Bank (Manhattan, NY)
Greater Community Bank (Totowa, NJ)
NorCrown Bank (Livingston, NJ)
Shrewsbury State Bank (Shrewsbury, NJ)
Merchants Bank of New York (Manhattan, NY)
$1,580 million
$480 million
$200 million
$976 million
$622 million
$425 million
$1,369 million
17
5
3
16
15
12
7
91
86
40
50
51
103
Year Recent Bank Acquisitions Total Assets Branches
Data Processing
Conversion
Period (Days)

For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

06/30/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Total Assets $14,469,776
Less: Goodwill & Other Intangible Assets (341,893)
Total Tangible Assets  (TA) $14,127,883
Total Equity $1,311,218
Less: Goodwill & Other Intangible Assets (341,893)
Total Tangible Common Equity (TCE) $969,325
Risk Weighted Assets (RWA) $10,535,713
Ratios
TCE / TA 6.86%
TCE / RWA 9.20%
Tier I Common Capital Ratio
(Tier 1 common /RWA)
9.40%
Tier I (Total Tier I / RWA) 11.07%
Tier II (Total Tier II / RWA) 13.09%
Total Equity $1,311,218
Less: Net unrealized gains on securities available
for sale (10,505)
Plus: Accumulated net gains (losses) on cash
flow hedges, net of tax 2,978
Plus: Pension liability adjustment, net of tax 17,815
Less: Goodwill (317,891)
Less: Other disallowed intangible assets (13,505)
Tier I Common Capital $990,110
Plus: Trust preferred securities $176,313
Total Tier I Capital $1,166,423
Plus: Allowance for credit losses $131,588
Plus: Unrealized Gains on AFS equity securities 1,435
Plus: Qualifying sub debt 80,000
Total Tier II Capital $1,379,446

Common Shares Outstanding 169,851,372
Shareholders’ Equity $1,311,218
Less: Goodwill and Other Intangible
Assets (341,893)
Tangible Shareholders’ Equity $969,325
Tangible Book Value $5.71
06/30/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)